SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2013
SUBSEQUENT EVENTS [Abstract]
SUBSEQUENT EVENTS

18. SUbsequent events

On March 27, 2014, the Group has signed a share transfer agreement with its affiliated company, China Electric Equipment Group Co., Ltd., under which the Group agreed to sell and China Electric Equipment Group Co., Ltd. agreed to purchase, 100% of the equity interest in Sunergy Shanghai, a non-operating subsidiary of the Company, for a total consideration of approximately RMB 231.2 million (US$37.7 million). As a result, the Group expects to receive the cash proceeds of approximately RMB 79.6 million (US$13.0 million) from the transaction in the second quarter of 2014. The remaining consideration will be settled through forgiveness of the amount due from the Group by Sunergy Shanghai.